               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report (Date of earliest
                        event reported):
                          April 9, 1996



                         XYTRONYX, INC.
     (Exact name of registrant as specified in its charter)



                            DELAWARE
          (State or other jurisdiction of incorporation


         0-14838                                  36-3258753
   (Commissioner File Number)       (IRS Employer Identification Number)



                     6555 Nancy Ridge Drive
                            Suite 200
                  San Diego, California  92121

       (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (619) 550-3900


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Item 5.   Other Events.

     The News Release dated April 9, 1996 announcing that Procter & Gamble Company has terminated their option agreement to market the Xytronyx Periodontal Tissue Monitor, filed as Exhibit 99.50 hereto, is hereby incorporated into this Report by reference.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  EXHIBITS. The following exhibit accompanies this Report:

   EXHIBIT
   NUMBER            EXHIBIT DESCRIPTION

     99.50 News Release dated April 9, 1996 announcing that Procter & Gamble Company has terminated their option agreement to market the Xytronyx Periodontal Tissue Monitor











                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              XYTRONYX, INC.


                              By:  /S/ DALE SANDER
                                   -----------------------
                                   Dale Sander
                                   Chief Financial Officer

Date:  April 17, 1996


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                        INDEX TO EXHIBITS



EXHIBIT                                                           SEQUENTIALLY
NUMBER          DESCRIPTION OF EXHIBIT                           NUMBERED PAGE

 99.50 News Release dated April 9, 1996 announcing that Procter & Gamble Company has terminated their option agreement to market the Xytronyx Periodontal Tissue Monitor



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FOR IMMEDIATE RELEASE

CONTACT:       Dale A. Sander, Chief Financial Officer
               Larry O. Bymaster, Chief Executive Officer
               (619)  550-3900

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                        XYTRONYX, INC. ANNOUNCES THAT
            PROCTER & GAMBLE COMPANY HAS TERMINATED OPTION AGREEMENT

SAN DIEGO, CA, April 9, 1996 -- Xytronyx, Inc. (AMEX: XYX) announced that it received notification yesterday from the Procter & Gamble Company (P&G) that P&G is terminating an agreement under which P&G had the option to market the Xytronyx Periodontal Tissue Monitor (PTM). Xytronyx stated that P&G's explanation for the termination was that P&G is refocusing on its core oral care products and is eliminating efforts related to certain other products. "The explanation that we received from Procter & Gamble is that this reflects a change in their strategic focus as opposed to any reduction in enthusiasm relating to the PTM product," said Larry Bymaster, Chairman and CEO of Xytronyx. "In fact, just last week P&G terminated a marketing agreement with another company relating to an oral cancer diagnostic product, so we don't appear to be the only company impacted by this change in focus."

Mr. Bymaster added: "Although we were pleased to be aligned with Procter & Gamble we would rather have this change occur now as opposed to when we are closer to market launch. We want to ensure that the marketing rights are held by a motivated partner committed to our product.

Mr. Bymaster elaborated on the steps Xytronyx expects to take to market the PTM product: "Throughout the term of the option agreement with P&G we have maintained discussions with other potential marketing partners as an alternative to P&G. Xytronyx will move ahead with these discussions to position the product for market introduction as soon as possible, particularly in Western Europe where the product is already approved for sale in a number of countries."